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Exhibit 10(a)

         SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
(364-DAY FACILITY)

Dated as of April 25, 2002

        UNITED PARCEL SERVICE, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, Citibank, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, the "Administrative Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), Bank of America, N.A. and Bank One, NA, as co-documentation agents (in such capacity, the "Co-Documentation Agents") for the Lenders, and Salomon Smith Barney Inc., as arranger (in such capacity, the "Arranger") under the Loan Documents (as defined in the Existing Credit Agreement described below), hereby agree as follows:

PRELIMINARY STATEMENTS

        (1)  The Borrower is party to a Fifth Amended and Restated Credit Agreement (364-Day Facility) dated as of April 26, 2001 (as amended, supplemented or otherwise modified from time to time to, but not including, the date hereof, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto (the "Existing Lenders"), Citibank, N.A., as Administrative Agent and as Syndication Agent for the Existing Lenders, ABN AMRO Bank N.V., Bank of America, N.A., Bank One, NA, and The Chase Manhattan Bank, as Co-Documentation Agents for such Lenders, and Salomon Smith Barney Inc., as Arranger. Capitalized terms not otherwise defined in this Sixth Amended and Restated Credit Agreement (364-Day Facility) (the "Amendment and Restatement") shall have the same meanings as specified in the Existing Credit Agreement.

        (2)  The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $3,750,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

        (3)  The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

        SECTION 1.    Amendments to the Existing Credit Agreement.    Effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

          (a) The definition of "Applicable Margin" in Section 1.01 of the Existing Credit Agreement is hereby amended in full to read as follows:

            "Applicable Margin" means (a) as of any date up to the Termination Date, 0.00% per annum for Base Rate Advances and 0.12% per annum for Eurodollar Rate Advances and (b) as of any date from and after the Termination Date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody's	Applicable Margin for Base Rate Advances	Applicable Margin for Eurodollar Rate Advances
Level 1 AA- / Aa3 or above	0.00%	0.300%
Level 2 Lower than Level 1 but at least A- / A3	0.00%	0.500%
Level 3 Lower than Level 2	0.00%	0.725%

    provided, however, that if as of any date of determination the aggregate principal amount of Advances outstanding exceeds 33% of the aggregate Commitments, the Applicable Margin for such date shall be the percentage per annum determined in accordance with clause (a) or (b) above plus 0.05%.

          (b) Section 1.01 of the Existing Credit Agreement is hereby further amended by (i) deleting the definitions of "Existing Credit Facilities" and "Termination Date" set forth therein and (ii) replacing them with the following new definitions:

            "Existing Credit Facilities" means the credit facilities provided pursuant to (a) the Fifth Amended and Restated Credit Agreement (364-Day Facility), dated as of April 26, 2001, as amended, supplemented or otherwise modified from time to time prior to the date hereof, among United Parcel Service, Inc., a Delaware corporation, the banks, financial institutions and other institutional lenders parties thereto, Citibank, N.A., as administrative agent and syndication agent, ABN AMRO Bank N.V., Bank of America, N.A., Bank One, NA, and The Chase Manhattan Bank, as co-documentation agents, and Salomon Smith Barney Inc., as arranger thereunder and (b) the Second Amended and Restated Credit Agreement (Five-year Facility) dated as of April 27, 2000, among United Parcel Service of America, Inc., a Delaware corporation, the banks, financial institutions and other institutional lenders parties thereto, Citibank, N.A., as administrative agent and syndication agent, and Salomon Smith Barney Inc. and Banc of America Securities LLC, as co-arrangers thereunder.

            "Termination Date" means the earlier of (i) April 24, 2003 or, if extended pursuant to Section 2.16(a), the date that is 364 days after the Termination Date then in effect, and (ii) the date of termination in whole of the Commitments pursuant to section 2.05 or 6.01.

          (c) Section 4.01(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "(e) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2001, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the Fiscal Year then ended, all audited and certified by

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    Deloitte & Touche LLP, independent public accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its Subsidiaries on a Consolidated basis as of the dates thereof."

          (d) Section 4.01(f) of the Existing Credit Agreement is amended by replacing the words "December 31, 2000" with the words "December 31, 2001."

          (e) Section 8.07(a)(vi) is hereby amended by deleting the figure "$3,000" therein and substituting therefor the new figure "$3,500".

          (f) Section 8.07(a) is hereby amended (i) by deleting at the end of clause (vii) thereof ", and" and substituting therefor the punctuation ",", (ii) by deleting at the end of clause (viii) thereof the punctuation "." and substituting therefor ", and" and (iii) by adding at the end thereof the following new clause (ix):

            "(ix) notwithstanding any other provision set forth in this Agreement, a Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Revolving Credit Advances owing to it and the Revolving Credit Note or Notes held by it) upon notice to the Borrower and the Administrative Agent, with or without the consent of the Borrower, so long as any Event of Default shall have occurred and be continuing."

          (g) Schedule I to the Existing Credit Agreement is deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

        SECTION 2.    Conditions of Effectiveness of this Amendment and Restatement.    This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

          (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower, each of the Guarantors and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

          (b) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and (except for the Revolving Credit Notes) in sufficient copies for each Initial Lender:

            (i) The new Revolving Credit Notes issued in connection with this Amendment and Restatement to the order of each of the Lenders which has a Commitment in a different amount from that, if any, with respect to the Existing Credit Agreement.

            (ii) Certified copies of the resolutions of the board of directors of the Borrower approving this Amendment and Restatement, the Notes and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and the Notes.

            (iii) Certified copies of the resolutions of the board of directors of each of the Guarantors approving this Amendment and Restatement and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement.

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            (iv) A certificate of the Secretary or an Assistant Secretary of each of the Guarantors certifying the names and true signatures of the officers of such Guarantor authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder.

            (v) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement, the Notes and the other documents to be delivered hereunder.

            (vi) A favorable opinion of King & Spalding, counsel for the Borrower, in substantially the form of Exhibit G to the Existing Credit Agreement, but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement, in each such case in form and substance reasonably satisfactory to the Initial Lenders.

            (vii) A favorable opinion of Shearman & Sterling, counsel for the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

          (c) The representations and warranties contained in Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

          (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

          (e) The Existing Borrower shall have paid all fees and amounts due and payable.

        SECTION 3.    Affirmation of Guaranty.    Each of the Guarantors hereby consents to the execution and delivery of this Amendment and Restatement and ratifies and confirms its obligations under the Guaranty dated April 30, 1998, which obligations shall remain in full force and effect notwithstanding the provisions of this Amendment and Restatement or any other amendment and restatement thereto heretofore executed. Each of the Guarantors further agrees that all references to "the Borrower" in the above referenced Guaranty shall be deemed to be references to the Borrower hereunder.

        SECTION 4.    Reference to and Effect on the Existing Credit Agreement and the Notes.    (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

        (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

        (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is April 26, 2001).

        SECTION 5.    Costs and Expenses.    The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

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        SECTION 6.    Execution in Counterparts.    This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of an original executed counterpart of such signature page.

        SECTION 7.    Governing Law.    This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of this Page Intentionally Left Blank]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED PARCEL SERVICE, INC., as Borrower
By

Name: Title:
UNITED PARCEL SERVICE, INC., a New York corporation, as Guarantor
By

Name: Title:
UNITED PARCEL SERVICE, INC., an Ohio corporation, as Guarantor
By

Name: Title:
UNITED PARCEL SERVICE CO., a Delaware corporation, as Guarantor
By

Name: Title:

THE AGENTS
CITIBANK, N.A., as Administrative Agent, Syndication Agent and Lender
By

Name: Title:

THE INITIAL LENDERS
CITIBANK, N.A.
By
Name: Title:

ABN AMRO BANK, N.V.
By
Name: Title:
By
Name: Title:

BANK OF AMERICA, N.A.
By
Name: Title:

BANK ONE, NA
By
Name: Title:

BNP PARIBAS
By
Name: Title:
By
Name: Title:

JP MORGAN CHASE BANK
By
Name: Title:

MELLON BANK, N.A.
By
Name: Title:

BARCLAYS BANK PLC
By
Name: Title:

CREDIT SUISSE FIRST BOSTON
By
Name: Title:
By
Name: Title:

STANDARD CHARTERED BANK
By
Name: Title:
By
Name: Title:

WACHOVIA BANK, N.A.
By
Name: Title:

WELLS FARGO BANK, N.A.
By
Name: Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By
Name: Title:
By
Name: Title:

MERRILL LYNCH BANK USA
By
Name: Title:

ROYAL BANK OF CANADA
By
Name: Title:

SANPAOLO IMI S.p.A.
By
Name: Title:
By
Name: Title:

UBS AG, Stamford Branch
By
Name: Title:
By
Name: Title:

STATE STREET BANK AND TRUST COMPANY
By
Name: Title:

MIZUHO CORPORATE BANK, LIMITED
By
Name: Title:

SCHEDULE I TO THE AMENDMENT AND RESTATEMENT
COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Lender	Commitment	Domestic Lending Office	Eurodollar Lending Office
Citibank, N.A.	$550,000,000	Citibank, N.A. 2 Penns Way Suite 200 New Castle, DE 19720 Attn: Pat Dimery T: (302) 894-6023 F: (302) 894-6120	Citibank, N.A. 2 Penns Way Suite 200 New Castle, DE 19720 Attn: Pat Dimery T: (302) 894-6023 F: (302) 894-6120
ABN AMRO Bank, N.V.	$300,000,000	ABN AMRO Bank N.V. 208 South LaSalle St., Suite 1500 Chicago, IL 60604-1003 Attn: Loan Administration T: (312) 992-5160 F: (312) 992-5155	ABN AMRO Bank N.V. 208 South LaSalle St., Suite 1500 Chicago, IL 60604-1003 Attn: Loan Administration T: (312) 992-5160 F: (312) 992-5155
Bank of America, N.A.	$400,000,000	Bank of America 901 Main Street Dallas, TX 75202 Attn: Chester Celestine T: (214) 209-3798 F: (214) 290-9486	Bank of America 901 Main Street Dallas, TX 75202 Attn: Chester Celestine T: (214) 209-3798 F: (214) 290-9486
Bank One, NA	$350,000,000	Bank One, NA 1 Bank One Plaza Chicago, IL 60670 Attn: Mark Gibbs T: (312) 732-7624 F: (312) 732-1117	Bank One, NA 1 Bank One Plaza Chicago, IL 60670 Attn: Mark Gibbs T: (312) 732-7624 F: (312) 732-1117
BNP Paribas	$300,000,000
JP Morgan Chase Bank	$300,000,000	JP Morgan Chase Bank 1 Chase Manhattan Plaza 8th Floor New York, NY 10081 Attn: May Fong T: (212) 552-7314 F: (212) 552-5650	JP Morgan Chase Bank 1 Chase Manhattan Plaza 8th Floor New York, NY 10081 Attn: May Fong T: (212) 552-7314 F: (212) 552-5650
Royal Bank of Canada	$75,000,000	Royal Bank of Canada, New York Branch One Liberty Plaza, 3rd Floor New York, NY 10006-1404 Attn: Manager, Loans Administration T: (212) 428-6322 F: (212) 428-2372	Royal Bank of Canada, New York Branch One Liberty Plaza, 3rd Floor New York, NY 10006-1404 Attn: Manager, Loans Administration T: (212) 428-6322 F: (212) 428-2372

Wachovia Bank, N.A.	$150,000,000	Wachovia Bank, N.A. 201 South College Street Charlotte, NC 28288-1183 Attn: Ida Blake T: (704) 383-7912 F: (704) 374-2802	Wachovia Bank, N.A. 201 South College Street Charlotte, NC 28288-1183 Attn: Ida Blake T: (704) 383-7912 F: (704) 374-2802
Barclays Bank Plc	$150,000,000	Barclays Bank Plc 222 Broadway New York, NY 10038 Attn: Christina Challenger-Batiz T: (212) 412-3701 F: (212) 412-5306	Barclays Bank Plc 222 Broadway New York, NY 10038 Attn: Christina Challenger-Batiz T: (212) 412-3701 F: (212) 412-5306
Credit Suisse First Boston	$150,000,000	Credit Suisse First Boston 11 Madison Avenue New York, NY 10010-3629 Attn: Robert Finney T: (212) 325-9038 F: (212) 325-8319	Credit Suisse First Boston 11 Madison Aveune New York, NY 10010-3629 Attn: Robert Finney T: (212) 325-9038 F: (212) 325-8319
Dresdner Bank AG, New York and Grand Cayman Branches	$125,000,000	Dresdner Bank 75 Wall Street New York, NY 10005 Attn: Deborah Carlson T: (212) 429-2244 F: (212) 429-2524	Dresdner Bank 75 Wall Street New York, NY 10005 Attn: Deborah Carlson T: (212) 429-2244 F: (212) 429-2524
Mellon Bank, N.A.	$300,000,000	Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258-0001 Attn: Daniel Lenckos T: (412) 234-0733 F: (412) 236-1914	Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258-0001 Attn: Daniel Lenckos T: (412) 234-0733 F: (412) 236-1914
Wells Fargo Bank, National Association	$150,000,000	Wells Fargo Bank, N.A. 201 Third Street—8th Floor MAC A0187-081 San Francisco, CA 94103 Attn: Maria Belle Garcia T: (415) 477-5471 F: (415) 979-0675	Wells Fargo Bank, N.A. 201 Third Street—8th Floor MAC A0187-081 San Francisco, CA 94103 Attn: Maria Belle Garcia T: (415) 477-5471 F: (415) 979-0675
Mizuho Corporate Bank, Limited	$25,000,000	Mizuho Corporate Bank, Limited 1251 Avenue of the Americas New York, NY 10020-1104 Attn: Christine Francese T: (212) 282-4097 F: (212) 282-4480/4481	Mizuho Corporate Bank, Limited 1251 Avenue of the Americas New York, NY 10020-1104 Attn: Christine Francese T: (212) 282-4097 F: (212) 282-4480/4481
Merrill Lynch Bank USA	$75,000,000	Merrill Lynch Bank USA 15 W. South Temple, Suite 300 Salt Lake City, UT 84101 Attn: Butch Alder T: (801) 526-8324 F: (801) 531-7470	Merrill Lynch Bank USA 15 W. South Temple, Suite 300 Salt Lake City, UT 84101 Attn: Butch Alder T: (801) 526-8324 F: (801) 531-7470

San Paolo IMI S.p.A.	$75,000,000	San Paolo IMI S.p.A. 245 Park Avenue New York, NY 10167 Attn: Glen Binder T: (212) 692-3016 F: (212) 692-3178	San Paolo IMI S.p.A. 245 Park Avenue New York, NY 10167 Attn: Glen Binder T: (212) 692-3016 F: (212) 692-3178
Standard Chartered Bank	$150,000,000	Standard Chartered Bank 1285 Avenue of the Americas New York, NY 10019 Attn: Vijayant Jain T: (212) 969-7693 F: (212) 649-7556	Standard Chartered Bank 1285 Avenue of the Americas New York, NY 10019 Attn: Vijayant Jain T: (212) 969-7693 F: (212) 649-7556
State Street Bank and Trust Company	$50,000,000	State Street Bank and Trust Company 2 Avenue De Lafayette Boston, MA 02111 Attn: Ms. C. Jaynelle Landy T: (617) 662-3677 F: (617) 662-4201	State Street Bank and Trust Company 2 Avenue De Lafayette Boston, MA 02111 Attn: Ms. C. Jaynelle Landy (617) 662-3677 F: (617) 662-4201
UBS AG, Stamford Branch	$75,000,000	UBS AG, Stamford Branch 677 Washington Blvd. Stamford, CT 06901 Attn: Vladimira Holeckova T: (203) 719-6403 F: (203) 719-3888	UBS AG, Stamford Branch 677 Washington Blvd. Stamford, CT 06901 Attn: Vladimira Holeckova T: (203) 719-6403 F: (203) 719-3888

TOTAL OF COMMITMENTS            $3,750,000,000

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  Exhibit 10(a)
PRELIMINARY STATEMENTS